UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2009

MAXIM TEP, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-53093	20-0650828
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9400 Grogan’s Mill Road, Suite 205

The Woodlands, Texas 77380

www.maximtep.com

(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (281) 466-1530

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Disposition of Asset;

On December 29, 2008 Maxim TEP, Inc., sold it’s 24% working interest and 16.5% net revenue interest in the Stephens field in the State of Arkansas to Mr. Richard Williamson, a working interest partner, of the Stephens field and its 75% working interest and 45.75% net revenue interest in the Jones Well in consideration for assuming payables on that field and that individual well and future drilling costs on future wells.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM TEP, INC.

Dated: January 15, 2009	By:	/s/ Robert D. Johnson
	Name:	Robert D. Johnson
	Title:	President and Chief Executive Officer